SCHEDULE 14A
                                 (RULE 14A-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

                    PROXY STATEMENT PURSUANT TO SECTION 14(A)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant                                       |X|
Filed by a Party other than the Registrant                    |_|

Check the appropriate box:

|_|    Preliminary Proxy Statement       |_|    Confidential, for Use of the
                                                Commission only (as permitted by
                                                Rule 14a-6(e)(2))
|X|    Definitive Proxy Statement
|_|    Definitive Additional Materials
|_|    Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                       PALOMAR MEDICAL TECHNOLOGIES, INC.
                       ----------------------------------
                (Name of Registrant as Specified In Its Charter)

                                 NOT APPLICABLE
                                 --------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

|X|      $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(i)(2)
         or Item 22(a)(2) of Schedule 14A.
|_| $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).
|_| Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

         (1) Title of each class of securities to which transaction applies:

         (2)      Aggregate number of securities to which transaction applies:

         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

         (4)      Proposed maximum aggregate value of transaction:

         (5)      Total fee paid:







|_|      Fee paid previously with preliminary materials.

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         1)       Amount Previously Paid:

         2)       Form, Schedule or Registration Statement No.:

         3)       Filing Party:

         4)       Date Filed:


                                    * * * * *







PALOMAR
MEDICAL
--------------------------------------------------------------------------------
Palomar Medical Technologies, Inc.
68 Cherry Hill Drive
Beverly, MA 01915 USA
508-921-9300 Tel
508-921-5801 Fax





                                                     October 11, 1996

Dear Stockholder:

         You are cordially invited to attend the 1996 Annual Meeting of Stockholders (the "Meeting") of Palomar Medical Technologies, Inc. (the "Company") to be held on Thursday, November 14, 1996 at 10:00 a.m. at the Bank of Boston Auditorium, 100 Federal Street, Boston, Massachusetts 02110, and thereafter as it may be adjourned from time to time.

         At the Meeting, you will be asked to elect the directors of the Company and to ratify the selection of the Company's independent auditors.

         Details of the matters to be considered at the Meetings are contained in the Proxy Statement, which we urge you to consider carefully.

         Whether or not you plan to attend the Meeting, please complete, date, sign and return your proxy card promptly in the enclosed envelope, which requires no postage if mailed in the United States. If you attend the Meeting, you may vote in person if you wish, even if you have previously returned your proxy.

                                            Sincerely,

                                            /s/Steven Georgiev
                                            ----------------------------------
                                            Steven Georgiev
                                            Chief Executive Officer
                                            Chairman of the Board of Directors










                       PALOMAR MEDICAL TECHNOLOGIES, INC.
                              66 CHERRY HILL DRIVE
                                BEVERLY, MA 01915

                                  NOTICE OF THE
                       1996 ANNUAL MEETING OF STOCKHOLDERS


To the Stockholders of PALOMAR MEDICAL TECHNOLOGIES, INC.:

         NOTICE IS HEREBY GIVEN that the 1996 Annual Meeting of Stockholders (the "Meeting") of PALOMAR MEDICAL TECHNOLOGIES, INC. (the "Company"), a Delaware corporation, will be held on THURSDAY, NOVEMBER 14, 1996 at 10:00 A.M.. at the BANK OF BOSTON AUDITORIUM, 100 FEDERAL STREET, BOSTON, MASSACHUSETTS 02110, and thereafter as it may be adjourned from time to time.

At the Meeting, the Stockholders will be asked:

         1.  To elect four members of the Board of Directors;

         2. To ratify the selection of Arthur Andersen LLP as the Company's independent auditors for the fiscal year ending December 31, 1996; and

         3. To transact such other business as may properly come before the Meeting or any adjournment or adjournments thereof.

         The Board of Directors has fixed the close of business on October 7, 1996 as the record date for the determination of Stockholders entitled to notice of and to vote at the Meeting and any adjournment or adjournments thereof.

         We hope that all Stockholders will be able to attend the Meeting in person. In order to assure that a quorum is present at the Meeting, please date, sign and promptly return the enclosed Proxy whether or not you expect to attend the Meeting. A postage prepaid envelope, addressed to American Stock Transfer & Trust Company, the Company's transfer agent and registrar, has been enclosed for your convenience. If you attend the meeting, you may revoke your Proxy and vote your shares in person.











------------------------------------------------------------------------------

IT IS IMPORTANT THAT PROXY CARDS BE RETURNED PROMPTLY.

PLEASE FILL IN, DATE AND SIGN THE PROXY CARD AND RETURN IT IN THE ENCLOSED ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. THE PROXY MAY BE REVOKED AT ANY TIME PRIOR TO EXERCISE, AND IF YOU ARE PRESENT AT THE MEETING YOU MAY, IF YOU WISH, REVOKE YOUR PROXY AT THAT TIME AND EXERCISE THE RIGHT TO VOTE YOUR SHARES PERSONALLY.

------------------------------------------------------------------------------


                                      By Order of the Board of Directors


                                      /s/Steven Georgiev
                                      -----------------------------------
                                      Steven Georgiev
                                      Chief Executive Officer
                                      Chairman of the Board of Directors

October 11, 1996







                       PALOMAR MEDICAL TECHNOLOGIES, INC.


                                 PROXY STATEMENT


         The enclosed Proxy is solicited by the Board of Directors of PALOMAR MEDICAL TECHNOLOGIES, INC. (the "Company") for use at the 1996 Annual Meeting of Stockholders (the "Meeting") to be held at the Bank of Boston Auditorium, 100 Federal Street, Boston, Massachusetts 02110, at 10:00 a.m. on Thursday, November 14, 1996, and at any adjournment or adjournments thereof.

         Management intends to mail this proxy statement, the accompanying form of proxy and the Annual Report on Form 10-KSB/A-1 for the fiscal year ended December 31, 1995 to all stockholders entitled to vote, on or about October 11, 1996. The costs of soliciting proxies will be borne by the Company.

         Only stockholders of record at the close of business on October 7, 1996, will be entitled to vote at the Meeting or any adjournment thereof. As of October 1, 1996, 28,352,062 shares of common stock, $.01 par value, ("Common Stock") of the Company were issued and outstanding. Each share entitles the holder to one vote with respect to all matters submitted to stockholders at the Meeting. There is no other class of voting securities of the Company entitled to vote at the meeting.

         To establish a quorum to transact business at the Meeting, there must be present at the Meeting, in person or by proxy, a majority of the shares of Common Stock issued, outstanding, and entitled to vote at the Meeting. Shares represented by executed proxies received by the Company will be counted for purposes of establishing a quorum, regardless of how or whether such shares are voted on any specific proposal.

         To be elected, a director must receive a plurality of the votes of the Common Stock present in person or represented by proxy at the Annual Meeting and entitled to vote on the election of directors. The affirmative vote of a majority of the Common Stock, present in person or represented by proxy, at the Annual Meeting and entitled to vote thereon, is necessary to ratify the selection of the independent auditors.

         Execution of a Proxy will not in any way affect a stockholder's right to attend the Meeting and vote in person. The Proxy may be revoked at any time before it is exercised, by written notice to the Secretary prior to the Annual Meeting, or by giving to the Secretary a duly executed Proxy bearing a later date than the Proxy being revoked, at any time before such Proxy is voted, or by appearing at the Annual Meeting and voting in person. The shares represented by all properly executed Proxies received in time for the Meeting will be voted as specified therein.

Proxies which are executed, but which do not contain any specific instructions will be voted in favor of the election of those persons named in this Proxy Statement as Directors and in favor of all other items set forth herein.

         In accordance with Delaware law, abstentions and "broker non-votes" (i.e. proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares as to a matter with respect to which the brokers or nominees do not have discretion to vote) will be treated as present for purposes of determining the presence of a quorum. For purposes of determining approval of a matter presented at the Meeting, abstentions will be deemed present and entitled to vote and will, therefore, have the same legal effect as a vote against a matter presented at the Meeting. Broker non-votes will be deemed not entitled to vote on the subject matter as to which the non-vote is indicated and will therefore, have no legal effect on the vote on that particular matter.

         The Board of Directors knows of no other matter to be presented at the Meeting. If any other matter should be presented at the Meeting upon which a vote may be taken, such shares represented by all Proxies received by the Board of Directors will be voted with respect thereto in accordance with the judgment of the persons named as attorneys in the Proxies.

               SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND
                                   MANAGEMENT

         The following table sets forth, as of October 2, 1996, the number of shares of the Company's Common Stock owned by each director, by each executive officer named in the Summary Compensation Table appearing on page 10, by all directors and executive officers as a group, and by any persons (including any "group" as used in Section 13(d)(3) of the Securities Exchange Act of 1934), known by the Company to own beneficially 5% or more of the outstanding Common Stock. Except as otherwise indicated, the stockholders listed in the table below have sole voting and investment power with respect to the shares indicated.


Name and Address of                          Number of Shares              Percentage of
Beneficial Owner                           Beneficially Owned(1)        Class (1)(2)(3)(4)
------------------------------------    ----------------------------    --------------------

Michael H. Smotrich (5)                          1,207,590                     4.16%
66 Cherry Hill Drive
Beverly, MA  01915

Steven Georgiev (6)                              1,004,154                     3.46%
66 Cherry Hill Drive
Beverly, MA  01915

Joseph P. Caruso (7)                              733,493                      2.53%
66 Cherry Hill Drive
Beverly, MA  01915

Joseph E. Levangie (8)                            632,485                      2.20%
66 Cherry Hill Drive
Beverly, MA  01915

Buster C. Glosson (9)                              53,333                       .19%
66 Cherry Hill Drive
Beverly, MA  01915

Sanford R. Lane                                   170,158                       .60%
66 Cherry Hill Drive
Beverly, MA  01915

Maurice E. Needham, Jr. (10)                      150,000                       .53%
66 Cherry Hill Drive
Beverly, MA  01915

All Directors and Executive Officers            3,951,213                     12.75%
  As A Group (seven persons) (11)







(1) Pursuant to the rules of the Securities and Exchange Commission, shares of Common Stock which an individual or group has a right to acquire within 60 days pursuant to the exercise of options or warrants are deemed to be outstanding for the purpose of computing the number and percentage of shares owned by such individual or group, but are not deemed to be outstanding for the purpose of computing the percentage ownership of any other person shown in the table.

(2) Does not include 101,900 shares reserved for issuance pursuant to the Company's 1991 Stock Option Plan, 325,000 shares reserved for issuance under the Company's 1993 Stock Option Plan, 997,500 shares reserved for issuance under the Company's 1995 Stock Option Plan, 2,500,000 shares reserved for issuance under the Company's 1996 Stock Option Plan, and 1,000,000 shares reserved for issuance under the Company's Employee Stock Purchase Plan, except as indicated in notes 5, 6, 7 and 10.

(3) Does not give effect to an aggregate of up to 5,413,256 shares issuable upon exercise of (i) a warrant issued to H.J. Meyers & Co., Inc. (the "Representative") in connection with the Company's initial public offering, including the warrants included in the units issuable upon exercise of the Representative's warrant; (ii) warrants issued or to be issued to certain lenders; and (iii) warrants issued to certain investors, consultants, principal stockholders, and employees, but does include shares issuable upon exercise of the warrants discussed in notes 5, 6, 7, 8, 9 and 10.

(4) Does not give effect to an aggregate of up to 4,673,891 shares issuable upon the (i) conversion of certain convertible debentures and (ii) conversion of certain preferred stock.

(5) Includes options to purchase 70,000 shares of Common Stock issuable upon exercise of five-year options expiring April 6, 1999, at an exercise price of $2.375 per share; 100,000 shares of Common Stock issuable upon exercise of five-year options expiring October 6, 1999, at an exercise price of $2.375; 150,000 shares of Common Stock issuable upon exercise of five-year options expiring July 4, 2000, at an exercise price of $2.375; 100,000 shares issuable upon exercise of five-year warrants granted in August 1995, at an exercise price of $2.125 per share; 250,000 shares issuable upon exercise of five-year warrants granted in February 1996, at an exercise price of $6.75 per share; and 8,000 shares held by family members.

(6) Includes options to purchase 100,000 shares of Common Stock issuable upon exercise of five-year options expiring August 26, 2001, at an exercise price of $8.00 per share; 157,000 shares issuable upon exercise of five-year warrants granted in July 1995, at an exercise price of $2.00 per share; 80,000 shares issuable upon exercise of five-year warrants granted in August 1995, at an exercise price of $2.125 per share; and 300,000 shares issuable upon exercise of five-year warrants granted in February 1996, at an exercise price of $6.75 per share.

(7) Includes 30,000 shares of Common Stock issuable upon the exercise for five-year options expiring June 14, 1998, at an exercise price of $3.50 per share; 70,000 shares of Common Stock issuable upon exercise of five-year options expiring April 6, 1999, at an exercise price of $2.375 per share; 100,000 shares of Common Stock issuable upon exercise of five-year options expiring October 6, 1999, at an exercise price of $2.375 per share; 150,000 shares of Common Stock issuable upon exercise of five-year options expiring July 4, 2000, at an exercise price of $2.00 per share; 66,666 shares of Common Stock issuable upon exercise of five-year options expiring August 26, 2001, at an exercise price of $8.00 per share; 100,000 shares issuable upon exercise of five-year warrants granted in August 1995, at an exercise price of $2.125 per share; and 150,000 shares issuable upon exercise of five-year warrants granted in February 1996, at an exercise price of $6.75 per share.

(8) Includes 60,000 shares issuable upon exercise of five-year warrants granted in March 1992, at an exercise price of $.60 per share; 150,000 shares issuable upon exercise of five-year warrants granted in July 1995, at an exercise price of $2.00 per share; 100,000 shares issuable upon exercise of five-year warrants granted in August 1995, at an exercise price of $2.125 per share; and 150,000 shares issuable upon exercise of five-year warrants granted in February 1996, at an exercise price of $6.75 per share.

(9) Includes 20,000 shares issuable upon exercise of four-year warrants granted in August 1996, at an exercise price of $2.125; and 33,333 shares issuable upon exercise of five-year warrants granted in August 1996, at an exercise price of $8.00 per share.

(10) Includes 50,000 shares issuable upon exercise of five-year warrants granted in February 1996, at an exercise price of $6.75 per share; and 100,000 shares of Common Stock issuable upon exercise of five-year options expiring October 6, 1999, at an exercise price of $2.375 per share.

(11) For purposes of this calculation, total issued and outstanding shares include an aggregate of 2,664,999 shares issuable upon exercise of the warrants and options described in footnotes 5, 6, 7, 8, 9 and 10 above.

                              ELECTION OF DIRECTORS

         The Directors of the Company are elected annually and hold office until the next annual meeting of stockholders and until their successors shall have been elected and qualified. In general, vacancies and newly created directorships resulting from any increase in the authorized number of directors may be filled by a majority vote of the directors then in office. For his services  as a Director,  Mr.  Glosson  received a warrant to  purchase  100,000 shares of Common Stock at an exercise price of $8.00 per share. This warrant vests over a period of three years. In addition, Mr. Glosson is paid $60,000 per year for his services as a Director. The other members of the Board of Directors do not receive any compensation for their services as directors. Shares represented by all Proxies received by the Board of Directors and not so marked as to withhold authority to vote for an individual Director, or for all Directors, will be voted (unless one or more nominees are unable or unwilling to serve) for fixing the number of Directors for the ensuing year at four (4) and for the election of the nominees named below. The Board of Directors knows of no reason why any such nominee should be unable or unwilling to serve, but if such should be the case, Proxies will be voted for the election of some other person or for fixing the number of Directors at a lesser number.

         The following table sets forth the age of each nominee, the year each nominee was elected a Director and the positions with the Company currently held by each nominee. Each of the nominees currently serves as a Director. For information about ownership of the Company' Common Stock by each nominee, see "Security Ownership of Certain Beneficial Owners and Management."


                                           Positions and Offices                 Director
Name                            Age        With the Company                       Since
----                            ---        ----------------                       -----

Steven Georgiev*                62         Chief Executive Officer and             1991
                                           Chairman of the Board
Michael H. Smotrich*            63         President, Secretary and                1991
                                           Chief Operating Officer
Joseph E. Levangie*             51         Director                                1991
Buster C. Glosson               51         Director                                1996


         *    Each of those  persons may be deemed a parent  and/or  promoter of
              the   Company  as  these  terms  are  defined  in  the  Rules  and
              Regulations promulgated under the Securities Act of 1933, as amended.

         All Directors will hold office until the 1997 Annual Meeting of Stockholders or special meeting in lieu thereof (and thereafter until their respective successors have been duly elected and qualified).

         STEVEN GEORGIEV. Mr. Georgiev has served as Chief Executive Officer of the Company since November 1993, and became a full time employee of the Company in January 1995. Mr. Georgiev was a consultant to Dymed from June 1991, until the September 1991 merger at which time he became the Company's Chairman of the Board of Directors. Mr. Georgiev is a financial and business consultant to a variety of emerging, high-growth companies. Mr. Georgiev has been a Chairman of the Board of Directors of American Materials & Technologies, Inc., a publicly-held company, since November 1995; a director of Excel Technology, Inc., a publicly-held company located in Hauppauge, New York, since October 1992; and was a director of Cybernetics Products, Inc., a publicly-held company, from August 1988 until January 1992. Mr. Georgiev was Chairman of the Board of Directors of Dynatrend, Inc., a publicly-traded consulting firm that he co-founded in 1972, until February 1989 (Dynatrend, Inc. was subsequently acquired by EG&G, Inc., a New York Stock Exchange company). Mr. Georgiev has a B.S. in Engineering Physics from Cornell University and an M.S. in Management from the Massachusetts Institute of Technology (Sloan Fellow).

         MICHAEL H. SMOTRICH. Dr. Smotrich was a consultant to Dymed from May 1991 until its merger into the Company in September 1991, at which time he became the Company's Executive Vice President, Chief Operating Officer, Secretary and a director. In August 1994, Dr. Smotrich became the Company's President. From July 1988 until May 1991, Dr. Smotrich was an independent consultant specializing in the development and manufacture of laser-based medical products. Dr. Smotrich was Vice President of Operations at Candela Laser Corp. from June 1987 to June 1988, where he was responsible for medical laser production and product development. From July 1984 to June 1987, as Corporate Vice President of Research and Development, Dr. Smotrich was responsible for the design and development of surgical laser products at Merrimack Laboratories, Inc., which was acquired by the LaserSonics division of Cooper Laboratories, Inc. From 1972 to 1984, Dr. Smotrich was Vice President in charge of the Electro-Optics Group at Avco Everett Research Laboratory, Inc., working in the laser technology field. Dr. Smotrich received a certificate from the Advanced Management Program at Harvard Graduate School of Business Administration and has a B.S. in Physics from the Massachusetts Institute of Technology and an M.S. and Ph.D. in Physics from Columbia University.

         JOSEPH E. LEVANGIE. Mr. Levangie has been a director of the Company since August 1991 and in February 1996 became the Company's Vice Chairman. Mr. Levangie was a consultant to Dymed from June 1991 until the September 1991 merger, at which time he became the Company's part-time Chief Financial Officer, a position he held until December 1992. He is currently a part-time consultant to the Company. Mr. Levangie also serves as a director for GreenMan Technologies, Inc., a publicly-held company. Mr. Levangie has an S.B. in Chemical Engineering from the Massachusetts Institute of Technology and an M.B.A. from the Harvard Graduate School of Business Administration.

         BUSTER C. GLOSSON. Mr. Glosson has been a director of the Company since August 1996. From 1965 until June 1994, he was an officer in the United States Air Force ("USAF"), most recently as a Lieutenant General and Deputy Chief of Staff for Operations, Plans and Requirement, USAF, Washington, D.C., where he led the USAF's post-Cold War restructuring and downsizing. Mr. Glosson is a veteran of combat missions in Vietnam and, during the Gulf War, he commanded the 14th Air Force Division and was the architect of the Gulf War Air Campaign. In 1994, he founded and has since served as President of Eagle Ltd., a consulting firm concentrating on international business opportunities in the high-technology area. He is also the Chairman and CEO of Alliance Partners, Inc., an investment holding company developing international oil and power projects. He has served as a director of GreenMan Technologies, Inc., a publicly-held company, since August 1994. He has served as a director of American Materials & Technologies, Inc. and Skysat Communication Network Corporation, both publicly-held companies, since June and July 1996, respectively.

         None of the persons nominated to serve as directors of the Company is related by blood, marriage or adoption to any of the Company's Directors or executive officers. All of the Directors then in office attended at least 75% of the Meetings of Board of Directors and the committees on which they served during the year ended December 31, 1995. The Board of Directors met six times during the year ended December 31, 1995.

         The Audit Committee, consisting of Mr. Levangie, held one meeting during the year ended December 31, 1995. The Audit Committee's functions include making recommendations to the Board of Directors relative to the appointment of independent public accountants, and conferring with the Company's independent public accountants regarding the scope and the results of the audit of the Company's books and accounts and reporting the same to the Board of Directors.

         The Compensation Committee, composed of Messrs. Georgiev and Levangie, held one meeting during the year ended December 31, 1995. The Compensation Committee's functions include the administration of the Company's stock option plans and stock purchase plan and making recommendations to the Board of Directors relative to the compensation of officers and employees.

         The Company does not have a standing nomination committee of the Board of Directors or a committee performing similar functions.

                               EXECUTIVE OFFICERS

         Executive officers are elected annually by the Board of Directors and serve at the discretion of the Board. Set forth below is information regarding executive officers of the Company who are not directors of the Company.

         The following table sets forth the age of each executive officer, the positions with the Company currently held by each executive officer and the year each executive officer was elected to his current position.


                                              Positions and Offices                              Officer
Name                                  Age     With the Company                                    Since
----                                  ---     ----------------                                    -----

Joseph P. Caruso                       37     Treasurer, Vice President and                        1993
                                              Chief Financial Officer

Maurice E. Needham, Jr.                56     Chief Executive Officer and Chairman of the          1994
                                              Board of Dynaco Acquisition Corp., a
                                              wholly-owned subsidiary of the Company

Sanford R. Lane                        46     President and Chief Executive Officer of             1995
                                              SPMT Acquisition Corp., a wholly-owned
                                              subsidiary of the Company


         JOSEPH P. CARUSO. Mr. Caruso joined the Company in March 1992 as Controller in a part-time capacity and became a full-time employee in June 1992. Effective January 1993, Mr. Caruso became Vice President and Chief Financial Officer; effective February 1996, Mr. Caruso became Treasurer. From October 1989 to June 1992, Mr. Caruso was the Chief Financial Officer of Massachusetts Electrical Manufacturing Co., Inc., a privately held manufacturer of power distribution equipment. From September 1987 to October 1989, Mr. Caruso was a manager with Robert Half, an international consulting firm. From December 1982 to September 1987, Mr. Caruso was a manager with Pannell Kerr Forster, an international public accounting firm. Mr. Caruso became a Certified Public Accountant in 1984 and has a B.S. in accounting from Merrimack College.

         MAURICE E. NEEDHAM, JR. Mr. Needham is Chairman of the Board of Dynaco Acquisition Corporation, the Company's wholly-owned subsidiary. From March 1980 to January 1987, Mr. Needham was President, Chief Operating Officer, and in 1987 became Vice Chairman of the Board of Directors, of Hadco Corporation, one of the largest publicly-held suppliers of printed circuit boards and technical support service. Since 1993, Mr. Needham has served as Chairman of the Board of GreenMan Technologies, Inc., a publicly-held company. Mr. Needham attended Northeastern University from 1962 to 1966, concentrating in Industrial Engineering.

         SANFORD R. LANE. Mr. Lane founded Spectrum Medical Technologies, Inc. in August 1989, and served as President and Chairman until April 1995, when he became President and Chief Executive Officer of SPMT Acquisition Corp., the Company's wholly-owned subsidiary. From March 1987 to June 1989, Mr. Lane served as Vice President of Marketing at Candela Laser Corporation. From August 1977 to March 1987, Mr. Lane held various positions with Cavitron and Cooper Lasersonics, including Product Manager and Manager, Technical Services. Mr. Lane has a B.S. in Electrical Engineering from the DeVry Institute of Technology.

        COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES AND EXCHANGE ACT
                                     OF 1934

         Section 16(a) of the Securities and Exchange Act of 1934 requires the Company's directors and executive officers, and persons who own more than 10% of the Company's Common Stock ("10% Stockholders"), to file with the Securities and Exchange Commission (the "SEC") initial reports of ownership of the Company's Common Stock and other equity securities on Form 3 and reports of changes in such ownership on Form 4 and Form 5. Officers, directors and 10% Stockholders are required by SEC regulations to furnish the Company with copies of all
Section 16(a) forms they file.

         To the Company's knowledge, based solely on review of the copies of such reports furnished to the Company during, and with respect to, its most recent fiscal year, and written representations that no other reports were required, all Section 16(a) filing requirements applicable to its officers, directors and 10% Stockholders were complied with, except as follows:

         Mr. Georgiev sold shares of the Company's Common Stock in April 1995 and was granted warrants underlying shares of the Company's Common Stock in July 1995 and August 1995 and failed to make timely filings on Form 4. Mr. Georgiev subsequently filed a Form 4 in January 1996 with the SEC reporting both the sale and the grants.

         Dr. Smotrich was granted options to purchase shares of the Company's Common Stock in July 1995 and warrants underlying shares of the Company's Common Stock in August 1995 and failed to make timely filings on Form 4. Dr. Smotrich subsequently filed a Form 4 in January 1996 with the SEC reporting the grants of such options and warrants.

         Mr. Levangie was granted warrants underlying shares of the Company's Common Stock in July 1995 and August 1995 and failed to make timely filings on Form 4. Mr. Levangie subsequently filed a Form 4 in January 1996 with the SEC reporting the grants of such warrants.

         Mr. Caruso exercised options to purchase shares of the Company's Common Stock and simultaneously sold such shares of Common Stock in May, June and July 1995. He also was granted options to purchase shares of the Company's Common Stock in July 1995 and was granted warrants underlying shares of the Company's Common Stock in August 1995. He failed to make timely filings on Form 4 for the above transactions. Mr. Caruso subsequently filed a Form 4 in January 1996 with the SEC reporting such transactions.

                             EXECUTIVE COMPENSATION

         The following table sets forth the cash compensation paid by the Company to each executive officer of the Company who earned $100,000 or more for the year ended December 31, 1995:

                                                   SUMMARY COMPENSATION TABLE
-------------------------------------------------------------------------------------------------------------
                                                                                          Long Term
                                                                                  ---------------------------
                                                     Annual Compensation                   Awards
-------------------------------------------------------------------------------------------------------------
(a)                                  (b)         (c)         (d)         (e)          (f)           (g)
                                                                        Other
                                                                       Annual     Restricted
                                                                       Compen-       Stock
Name and                                                              sation(1)   Award(s)(2)    Options/
Principal Position                   Year    Salary ($)   Bonus ($)      ($)          ($)         SARs(#)
-------------------------------------------------------------------------------------------------------------

Steven Georgiev                    12/31/95  $161,800    $  50,000   $    --     $    --             450,000
     Chief Executive Officer       12/31/94  $    --     $    --     $  80,000   $237,500           --
                                   3/31/94   $    --     $    --     $  70,500   $    --            --

Dr. Michael H. Smotrich            12/31/95  $149,400    $  50,000   $    --     $    --             250,000
     President, Chief              12/31/94  $ 92,000    $  20,000   $    --     $415,625            170,000
     Operating Officer,            3/31/94   $110,000    $    --     $    --     $    --            --
     Secretary

Joseph P. Caruso                   12/31/95  $109,600    $  75,000   $    --     $    --             250,000
     Treasurer, Vice President     12/31/94  $ 70,400    $  20,000   $    --     $154,375            170,000
     and Chief Financial Officer   3/31/94   $ 96,300    $    --     $    --     $    --              30,000

Maurice E. Needham Jr.             12/31/95  $155,000    $    --     $    --     $    --            --
     Chairman of the Board         12/31/94  $119,200    $    --     $    --     $    --             100,000
     of Palomar Electronics        3/31/94   $ 17,900    $    --     $ 12,000    $    --            --
     Corp. and CEO of Dynaco
     Acquisition Corporation

Sanford R. Lane                    12/31/95  $101,250    $  25,300   $    --     $    --            --
     President and CEO, Spectrum   12/31/94  $    --     $    --     $    --     $    --            --
     Medical Technologies, Inc.,   3/31/94   $    --     $    --     $    --     $    --            --
     Financial Officer

-------------------------------------------------------------------------------------------------------------


         (1) With respect to Mr. Georgiev, includes $80,000 and $70,500 paid by the Company to Mr. Georgiev during the years ended December 31, 1996 and March 31, 1994, respectively, pursuant to consulting arrangements between the Company and Mr. Georgiev. With respect to Mr. Needham, includes $12,000 paid by the Company to Mr. Needham during the year ended March 31, 1994 pursuant to a consulting arrangement between the Company and Mr. Needham.

         (2) In October 1994, the Company issued to certain officers, directors and consultants shares of Common Stock at par. Upon issuance of all these shares, the Company recorded compensation expense, representing the fair market value of the stock on the date of grant.

OPTION GRANTS IN LAST FISCAL YEAR

         The following table sets forth the option grants by the Company to each executive officer of the Company who earned $100,000 or more for the year ended December 31, 1995:


                                               OPTION GRANTS
------------------------------------------------------------------------------------------------------------
                                             Number of      Percent of
                                            Securities     Total Options/
                                            Underlying      SARS Granted       Exercise or
                                           Options/SARs     to Employees       Base Price       Expiration
                                            Granted (#)    in Fiscal Year        ($/Sh)            Date
              (a)                              (b)              (c)               (d)              (e)
------------------------------------------------------------------------------------------------------------

Steven Georgiev
     Chief Executive Officer              350,000 (1)         28.1%                $2.00         7/4/00
                                          100,000 (1)          8.0%               $2.125        8/18/00

Michael H. Smotrich
     President, Chief                     150,000 (2)         12.1%                $2.00         7/4/00
     Operating Officer,                   100,000 (2)          8.0%               $2.125        8/18/00
     Secretary

Joseph P. Caruso
     Treasurer, Vice President            150,000 (3)         12.1%                $2.00         7/4/00
     and Chief Financial Officer          100,000 (3)          8.0%               $2.125        8/18/00

Maurice E. Needham Jr.
     Chairman of the Board
     of Palomar Electronics
     Corp. and CEO of Dynaco
     Corporation                          --                  --                     --            --

Sanford R. Lane
     President and CEO
     Spectrum Medical
     Technologies, Inc.
     Financial Officer                    --                  --                     --            --

------------------------------------------------------------------------------------------------------------


         (1) Mr. Georgiev was granted 350,000 shares issuable upon exercise of five-year warrants granted in July 1995, at an exercise price of $2.00 per share; and 100,000 shares issuable upon exercise of five-year warrants granted in August 1995, at an exercise price of $2.125 per share.

         (2) On July 5, 1995, the Company granted to Dr. Smotrich incentive stock options expiring July 5, 2000, to purchase 150,000 shares of Common Stock at an exercise price of $2.00 per share, pursuant to its 1995 Stock Option Plan. Options to purchase 75,000 shares vested immediately and options to purchase 75,000 shares vested on July 5, 1996. In addition, Dr. Smotrich was granted 100,000 shares issuable upon exercise of five-year warrants granted in August 1995, at an exercise price of $2.125 per share.

         (3) On July 5, 1995, the Company granted to Mr. Caruso incentive stock options expiring July 5, 2000, to purchase 150,000 shares of Common Stock at an exercise price of $2.00 per share, pursuant to its 1995 Stock Option Plan. Options to purchase 75,000 shares vested immediately and options to purchase 75,000 shares vested on July 5, 1996. In addition, Mr. Caruso was granted 100,000 shares issuable upon exercise of five-year warrants granted in August 1995, at an exercise price of $2.125 per share.

AGGREGATED OPTION EXERCISES IN LAST YEAR AND FISCAL YEAR-END; OPTION/SAR VALUES

         The following table sets forth information on an aggregated basis regarding the exercise of stock options during the last completed fiscal year by each of the executive officers named in the Summary Compensation Table and the value of unexercised options at December 31, 1995:

------------------------------------------------------------------------------------------------------------------
                                                                                Number of
                                                                               Securities           Value of
                                                                                Underlying         Unexercised
                                                                               Unexercised         in-the-Money
                                         Shares                                Options/SARs        Options/SARs
                                        Acquired          Value               at FY-End (#)        at FY-End ($)
Name and                               on Exercise       Realized             Exercisable/         Exercisable/
Principal Position                         (#)             ($)                Unexercisable        Unexercisable
             (a)                           (b)             (c)                     (d)                  (e)
------------------------------------------------------------------------------------------------------------------

Steven Georgiev
     Chief Executive Officer               --               --                 517,000/-0-        $2,900,370/$-0-

Michael H. Smotrich
     President, Chief                      --               --              345,000/75,000    $1,935,450/$420,750
     Operating Officer,
     Secretary

Joseph P. Caruso
     Treasurer, Vice President           75,000           $90,378           275,000/75,000    $1,542,750/$420,750
     and Chief Financial Officer

Maurice E. Needham Jr.
     Chairman of the Board
     of Palomar Electronics
     Corp. and CEO of Dynaco
     Corporation                           --               --                 --                    --

Sanford R. Lane
     President and CEO, Spectrum
     Medical Technologies, Inc.,
     Financial Officer                     --               --                 --                    --

------------------------------------------------------------------------------------------------------------------

LONG-TERM INCENTIVE PLANS-AWARDS IN LAST FISCAL YEAR

         The Company does not maintain any long-term compensation plans for its officers, directors or employees.

COMPENSATION OF DIRECTORS

         For his services as a Director, Mr. Glosson received a warrant to purchase 100,000 shares of Common Stock at an exercise price of $8.00 per share. This warrant vests over a period of three years. In addition, Mr. Glosson is paid $60,000 per year for his services as a Director. The Company does not provide any compensation to its other Directors for their services as Directors. For a discussion of the compensation arrangements between the Company and Mr. Georgiev, Dr. Smotrich and Mr. Levangie, refer to the discussions set forth under the headings below entitled "Employment Agreements" and "Consulting Agreements".

EMPLOYMENT AGREEMENTS

         Effective January 1, 1995, the Company entered into two-year key employment agreements with Mr. Georgiev, Dr. Smotrich and Mr. Caruso. Pursuant to these agreements, Mr. Georgiev serves as Chief Executive Officer, Dr. Smotrich serves as President and Chief Operating Officer and Mr. Caruso serves as Vice President of Finance and Chief Financial Officer. Effective January 1, 1996, the Company amended its employment agreements with Mr. Georgiev, Dr. Smotrich and Mr. Caruso to increase their base salaries to $275,000, $215,000 and $180,000 per annum, respectively. Effective February 9, 1994, the Company entered into a two-year key employment agreement with Mr. Needham. Pursuant to this agreement, Mr. Needham serves as Chief Executive Officer of Dynaco Corporation, at a base salary of $155,000 per annum. Effective April 5, 1995, the Company entered into a five-year key employment agreement with Mr. Lane. Pursuant to this agreement, Mr. Lane serves as President and CEO of Spectrum Acquisition Corporation at a base salary of $135,000 per annum. The agreements provide for bonuses as determined by the Board of Directors or Executive Committee, and employee benefits, including vacation, sick pay and insurance in accordance with the Company's policies. Upon termination of employment without cause, the agreements provide for lump sum severance payments equal to six to twelve months of base salary, or, if the termination is the result of a change of control of the Company, the lesser of six to twelve months of base salary or the remaining payments due under the Agreement.

CONSULTING AGREEMENTS

         Effective June 1, 1995, the Company entered into a Consulting Agreement with Mr. Levangie, pursuant to which Mr. Levangie provides certain financial management and consulting services for a monthly fee of $7,000.

           RATIFICATION OF SELECTION OF INDEPENDENT PUBLIC ACCOUNTANTS

         The persons named in the enclosed Proxy will vote to ratify the selection of Arthur Andersen LLP as independent public accountants for the fiscal year ending December 31, 1996 unless otherwise directed by the stockholders. That firm also served as the Company's independent public accountants in 1995. A representative of Arthur Andersen LLP is expected to be present at the Meeting of Stockholders, and will have the opportunity to make a statement and answer questions from stockholders if he so desires.


                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         As of October 2, 1996, the Company's Chief Executive Officer, Steven Georgiev, owes the Company net amounts totaling $290,322. The Company's advances to Mr. Georgiev are evidenced by demand promissory notes which bear interest at 7% and are collateralized by stock in the Company at a 75% loan to value ratio.

         As of October 2, 1996, the Company's Chief Operating  Officer,  Michael
H. Smotrich, owes the Company net amounts totaling $170,567. The Company's advances to Mr. Smotrich are evidenced by demand promissory notes which bear interest at 7% and are collateralized by stock in the Company at a 75% loan to value ratio.

         As of October 2, 1996, the Chairman of the Board of Palomar Electronics Corporation and Chief Executive Officer of Dynaco, Maurice E. Needham, Jr., owes the Company net amounts totaling $475,000. The Company's advances to Mr. Needham are evidenced by demand promissory notes which bear interest at 7% and are collateralized by stock in the Company at a 75% loan to value ratio.

         The Company has loaned net amounts totaling $1,200,000 to GreenMan Technologies, Inc., a publicly-traded company. These loans bear interest at 10%. Messrs. Levangie, Glosson and Needham are directors of both GreenMan Technologies, Inc. and the Company.

         The Company believes the foregoing transactions were on terms no less favorable to the Company than could be obtained from unaffiliated third parties. As a matter of policy, in order to reduce the risks of self-dealing or a breach of the duty of loyalty to the Company, all future transactions between the Company and any of its officers, directors or principal stockholders must be for bona fide purposes and will be subject to approval by a majority of the disinterested members of the Board of Directors of the Company.

         For a description of other material transactions during the last two years in which the Company was a party to any transaction with any of the directors, nominees, executive officers and persons named in the table entitled "Security Ownership of Certain Beneficial Owners and Management" set forth above in this Proxy Statement, refer to the discussions above under the headings entitled "Employment Agreements" and "Consulting Agreements."

                           DEADLINE FOR SUBMISSION OF
                   1997 STOCKHOLDER PROPOSALS AND NOMINATIONS

         Stockholders who wish to present proposals appropriate for consideration at the Company's Annual Meeting of Stockholders to be held in 1997 must submit the proposals in proper form to the Company at its address set forth on the first page of this proxy statement not later than December 31, 1996 in order for the proposals to be considered for inclusion in the Company's proxy statement and form of proxy relating to such Annual Meeting.

                                OTHER INFORMATION

         Proxies for the Annual Meeting will be solicited by mail, telephone and through brokerage institutions and all expenses involved, including printing and postage, will be paid by the Company.

         A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-KSB/A-1 FOR THE YEAR ENDED DECEMBER 31, 1995 IS BEING FURNISHED HEREWITH TO EACH STOCKHOLDER OF RECORD AS OF THE CLOSE OF BUSINESS ON OCTOBER 7, 1996. ADDITIONAL COPIES OF THE ANNUAL REPORT WILL BE PROVIDED FOR A NOMINAL CHARGE UPON WRITTEN REQUEST TO:

                       PALOMAR MEDICAL TECHNOLOGIES, INC.
                              66 CHERRY HILL DRIVE
                                BEVERLY, MA 01915
                            ATTN: DEBORAH R. RANDAZZA

         IN ADDITION, COPIES OF ANY EXHIBITS TO THE ANNUAL REPORT ON FORM 10-KSB/A-1 WILL BE PROVIDED FOR A NOMINAL CHARGE TO STOCKHOLDERS WHO MAKE A WRITTEN REQUEST TO THE COMPANY AT THE ABOVE ADDRESS.

         The Board of Directors is aware of no other matters, except for those incidental to the conduct of the Meeting, that are to be presented to stockholders for formal action at the Meeting. If however, any other matters properly come before the Meeting or any adjournments thereof, it is the intention of the persons named in the proxy to vote the proxy in accordance with their judgment.

                                           By Order of the Board of Directors

                                           /s/Steven Georgiev
                                           ------------------------------------
                                           Steven Georgiev
                                           Chief Executive Officer
                                           Chairman of the Board of Directors

October 11, 1996

                       PALOMAR MEDICAL TECHNOLOGIES, INC.
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
               ANNUAL MEETING OF STOCKHOLDERS -- NOVEMBER 14, 1996



         The undersigned stockholder of Palomar Medical Technologies, Inc. (the "Company") hereby appoints Steven Georgiev, Michael H. Smotrich and Joseph P. Caruso, and each or any of them, proxies, with full power of substitution to each and to each substitute appointed pursuant to such power, of the undersigned to vote all shares of stock of the Company which the undersigned may be entitled to vote at the Annual Meeting of Stockholders of the Company to be held on Thursday, November 14, 1996, and at any and all adjournments thereof, with all powers the undersigned would possess if personally present. The proxies are authorized to vote as indicated below and on the reverse side upon the matters set forth herein and in their discretion upon all other matters which may properly come before said Meeting. The undersigned hereby acknowledges receipt of a copy of the accompanying Notice of Annual Meeting of Stockholders and Proxy Statement for the Annual Meeting of Stockholders and hereby revokes all proxies, if any, heretofore given by him to others for said Meeting.

         If this proxy is properly executed and returned, the shares represented hereby will be voted. If a choice is specified below or on the reverse side by the stockholder with respect to any matter to be acted upon, the shares will be voted upon that matter in accordance with the specification so made. IN THE ABSENCE OF ANY SPECIFICATION, THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED FOR PROPOSALS 1 AND 2.
---

1.       Election of Directors.


         Nominees:    Steven Georgiev, Michael H. Smotrich,
                      Joseph E. Levangie, Buster C. Glosson


                 |_|   FOR ALL NOMINEES                  |_|   WITHOLD AUTHORITY
                       EXCEPT AS MARKED BELOW                  FOR ALL NOMINEES



2. Proposal to ratify the selection of Arthur Andersen LLP as the Company's independent auditors for the fiscal year ending December 31, 1996.


         |_|   FOR                  |_|   AGAINST                  |_|   ABSTAIN







                                            Please  date,  sign  exactly as name
                                            appears hereon and return  promptly.
                                            If the shares are  registered in the
                                            names of two or more  persons,  each
                                            should       sign.        Executors,
                                            administrators, trustees, guardians,
                                            custodians,  attorneys and corporate
                                            officers should add their titles.


                                            ....................................
                                                        Signature

                                            Date: ..............................


                                            ....................................
                                                        Signature

                                            Date: ..............................




                                       -2-